Organization and nature of operations	6 Months Ended
Jun. 30, 2024
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and nature of operations

1. Organization and nature of operations

The Company was incorporated in the British Virgin Islands (BVI) on May 18, 2021. On August 17, 2021, the Company completed a re-domicile merger with its predecessor company, Moxian, Inc, wherein it acquired all the assets, liabilities, rights, obligations and operations of the latter and its subsidiaries, through an exchange of an identical number of shares.

On December 28, 2021 in a Special Meeting of shareholders, the Company approved the issue of up to 20 million new ordinary shares of the Company, at a price of $2.50 per share to certain non-US based accredited investors. On February 11, 2022 the Company completed this private placement and issued 16 million new shares, raising $40 million, which it has used in bitcoin mining operations.

The Company operates in the United States of America through its wholly-owned subsidiary, Abit USA Inc which has a mining facility in the town of Duff, Eastern Tennessee.

The accompanying consolidated financial statements reflect the activities of the Company and each of the following entities:

Name of entity	Background	Ownership
Abit Hong Kong Limited	Investment Holding	100% owned by Moxian (BVI) Inc
Abit USA Inc.	Bitcoin Mining	100% owned by Abit Hong Kong Limited
Beijing BitMarix Co. Ltd.	Inhouse Treasury and Administration	100% owned by Abit Hong Kong Limited
Abits Inc	Bitcoin Mining	100% owned by Abit Hong Kong Limited